Exhibit 10.1
SHARE PURCHASE AGREEMENT

Saia, Inc.
11465 Johns Creek Parkway, Suite 400
Johns Creek, Georgia 30097

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Share Purchase Agreement (the “Agreement”) is made as of December 22, 2009 between Saia, Inc., a Delaware corporation (the “Company”), and the Investor listed on the signature pages hereto.

2. The Company is proposing to issue and sell to certain investors (the “Offering”) shares of the Company’s common stock, $0.001 par value per share (the “Shares”) at a purchase price of $11.50 per share. The Shares are being offered to persons who are Qualified Institutional Buyers, or QIBs, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a private placement exemption from registration under the Securities Act.

3. The Offering shall be subject to any terms described in the private placement memorandum dated December 22, 2009 relating to the Offering (as may be supplemented or updated on or prior to the Closing (as defined in the Terms and Conditions for Purchase of Shares attached hereto as Annex A) (the “Private Placement Memorandum”)).

4. The Company and the Investor agree that, upon the terms and subject to the conditions set forth herein, the Investor will purchase from the Company and the Company will issue and sell to the Investor, the number of Shares set forth below for the aggregate purchase price set forth below, pursuant to and subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex A and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor and agreed to by the Company, the Shares purchased by the Investor will be delivered in uncertificated form, registered in the Investor’s name and address as set forth below and will be released by Computershare Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing (as defined in the Terms and Conditions for Purchase of Shares). Following Closing, a statement will be mailed to the Investor at such address by the Transfer Agent evidencing such issuance and registration.

5. By executing this Share Purchase Agreement, each of the Company and the Investor agree to comply with the terms and conditions of the registration rights agreement attached hereto as Appendix I (the “Registration Rights Agreement”).

[Signature Page to Follow]

1

Number of Shares the Investor Agrees to Purchase:

Aggregate Purchase Price of such Shares: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:	Name of Investor:
SAIA, INC., a Delaware corporation	Fund Name:
By:	By:

Name:	Print Name:

Title:	Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Email Address:

Wire instructions to wire funds to the Investor, in the event the Escrow Agent is required to return the funds of the Investor held in escrow: ABA: Bank Account Number: FFC:

Name under which shares should be registered (if different):
Address under which shares should be registered (if different):

2

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Share Purchase Agreement)

Complete the following items in the Share Purchase Agreement:

1. Provide the information regarding the Investor requested on pages 1 and 2. The Agreement must be executed by an individual authorized to bind the Investor.

2. If the Investor is purchasing Shares for more than one investor account, it may either (i) complete a separate Share Purchase Agreement for each such account, in which case a separate wire transfer (or other acceptable forms of payment) must be made by or on behalf of such account for the Shares it will purchase and a separate delivery of Shares will be made to each account (by registering such Shares in the share registry under the Direct Registration System, or DRS), or (ii) complete a single Share Purchase Agreement for all such accounts, in which case only one wire transfer (or other acceptable forms of payment) need be made for the Shares to be purchased for all such accounts, but all such Shares will be delivered to a single account (by registering such Shares in the share registry under the DRS) specified by the Investor.

3. Return the signed Share Purchase Agreement to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York, 10036
Attention: Kalli Cockinos
Tel: (212) 761-5474
Fax: (212) 404-9828
Email: Kalli.Cockinos@morganstanley.com

4. Please note that all wire transfers must be sent to the account specified in Section 3.4 below.

An executed original Share Purchase Agreement or a facsimile transmission (or other electronic transmission) thereof must be received by 2:00 p.m. New York time on December 21, 2009. Investors who send a facsimile transmission (or other electronic transmission) prior to such deadline must also submit an original via courier as soon thereafter as practicable.

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ANNEX A TO THE SHARE PURCHASE AGREEMENT

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of Shares.  The Company is proposing to sell up to 2,310,000 Shares. The Company reserves the right to increase or decrease this amount.

2. Agreement to Sell and Purchase the Shares; Placement Agent.

2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, the number of shares set forth on such Investor’s signature page hereto at the aggregate purchase price set forth on such signature page; provided that, if the Company sells and the Investor buys an amount of Shares less than the amount set forth on the signature page hereto, the aggregate purchase price of such Shares will be reduced proportionately.

2.2 The Company intends to enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the share purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”).

2.3 The Investor acknowledges that the Company intends to pay Morgan Stanley & Co. Incorporated. (the “Placement Agent”) a fee in respect of the sale of Shares to the Investors.

3. Closings and Delivery of Shares and Funds.

3.1 The completion of the purchase and sale of the Shares (the “Closing”) shall occur on December 29, 2009 (the “Closing Date”), at the offices of the Company’s counsel. At the Closing, (a) the Company shall cause the Transfer Agent to deliver in uncertificated form (by registering such shares in the share registry under the Direct Registration System, or DRS) to the Investor the Accepted Shares (as defined below) under the name of the Investor or such other name specified on the Investor’s signature page to the Agreement, and (b) the aggregate purchase price for the Accepted Shares (as defined below) shall be delivered by or on behalf of the Investor to the Company.

3.2 If the Company receives commitments from Investors to purchase at least 2,310,000 Shares, but on the Closing Date, the Company has received from Investors in settlement of their commitments payment for less than 2,310,000 Shares, the Company shall have the right (but not the obligation) in its sole discretion to terminate this Agreement and the Offering. If the Company accepts an Investor’s offer to buy Shares in whole or in part, the Placement Agent shall notify the Investor at the telephone number provided on such Investor’s signature page hereto of the number of Shares the Company shall sell to such Investor and such Investor shall purchase such amount of Shares (the “Accepted Shares”). Payment by an Investor for the Accepted Shares shall be made by wire transfer of immediately available funds to the Escrow Agent. If JPMorgan Chase Bank, National Association, as the Company’s escrow agent (the “Escrow Agent”), determines that the conditions to the Closing (including that payment for at least 2,310,000 Shares have been received from Investors in settlement of their commitments) are met, it shall deliver the Investor’s payment to the Company, and the Company, upon receipt of such payment, shall instruct the Transfer Agent to deliver in uncertificated form (by registering such shares in the share registry under the DRS) to the Investor the Accepted Shares under the name of the Investor or such other name specified on the Investor’s signature page to the Agreement. If such conditions to the Closing are not satisfied, the Escrow Agent shall return the Investor’s funds to it, without interest.

3.3 The Company’s obligation to issue and sell Accepted Shares to any Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales of 2,310,000 Shares under the Agreements with the Investors and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. The Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agent shall not have terminated the Placement Agent Agreement dated

December 14, 2009, between the Company and the Placement Agent (the “Placement Agent Agreement”), pursuant to the terms thereof.

3.4 The Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Accepted Shares being purchased by such Investor to the following account designated by the Company pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) relating to the Offering, by and between the Company and the Escrow Agent:

Bank Name:	JPMorgan Chase Bank N.A.
ABA No.:	021000021
A/C:	806033999
A/C Name:	Saia Escrow Account
Additional Text (required):	Attention: Greg Kupchynsky (212) 623-6812

Such funds shall be remitted to the Escrow Agent prior to 4:00 p.m., New York City time, on December 28, 2009 and shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions to the parties’ obligations under this Agreement. The Investor agrees to indemnify and hold harmless the Placement Agent and the Escrow Agent and their respective directors, officers, employees and agents and each person who controls such Placement Agent or Escrow Agent within the meaning the Securities Act, and the Securities Exchange Act of 1934, as amended, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending the same) (“Losses”) arising under this Section 3.4 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, except for Losses resulting from the willful misconduct or gross negligence of such Placement Agent or Escrow Agent; provided however, that the Investor’s obligations under this sentence shall relate only to Losses arising from any act or failure to act by the Investor. Anything in this agreement to the contrary notwithstanding, in no event shall the Placement Agent or the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Placement Agent or Escrow Agent have been advised of the likelihood of such loss or damage and regardless of the form of action.

3.5 Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.4 above, the Company shall instruct the Transfer Agent to deliver in uncertificated form (by registering such shares in the share registry under the DRS) to the Investor the Accepted Shares under the name of the Investor or such other name specified on the Investor’s signature page to the Agreement.

4. Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to, and covenants with, the Investor, that:

4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

4.2 The Company has the requisite corporate power and authority to issue and sell the Shares. The Shares being purchased by the Investor hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued and fully-paid and nonassessable.

4.3 After taking into account the matters relating to the Company’s public filings with the Securities and Exchange Commission (“SEC”) in the Company’s Form 10-K for the year ended December 31, 2008, Forms 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2009, and Forms 8-K filed during 2009, including any amendments thereto (collectively, the “Exchange Act Filings”), the Exchange Act Filings, taken as a whole, as of the time filed with the SEC, the Private Placement Memorandum, dated December 22, 2009 (the “Private Placement Memorandum”), as of the date of the Agreements and as of the Closing Date, and any amendments or supplements thereto, as of their date and as of the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, taken as a whole, in light of the circumstances under which they were made, not misleading.

5. Representations, Warranties and Covenants of the Investor.

The Investor hereby represents and warrants to, and covenants with, the Company and the Placement Agent that:

5.1 (1) The Investor is (a) a QIB as defined in Rule 144A under the Securities Act, (b) aware that the sale of the Shares to it is being made in reliance on a private placement exemption from registration under the Securities Act and (c) acquiring the Shares for its own account or for the account over which it exercises sole investment discretion of a QIB and not with a view to distribution.

(2) The Investor understands and agrees on behalf of itself and on behalf of any investor account for which it is purchasing Shares, and each subsequent holder of Shares by its acceptance thereof will be deemed to agree, that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Shares have not been and will not be registered under the Securities Act or any other applicable securities laws and that (a) if it decides to offer, resell, pledge or otherwise transfer any of the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from the registration requirements of the Securities Act, including the exemption provided by Rule 144 under the Securities Act (if available), (iii) pursuant to an effective registration statement under the Securities Act, or (iv) to the Company, or one of its subsidiaries, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States, and that (b) the Investor will, and each subsequent holder is required to, notify any subsequent purchaser of the Shares from it of the resale restrictions referred to in (a) above and will provide the Company and the Transfer Agent such certificates and other information as they may reasonably require to confirm that any transfer by such Investor of any Shares complies with the foregoing restrictions, if applicable. So long as the shares are in uncertificated form and registered directly on the share registry, the Transfer Agent will not permit transfers of such shares except in compliance with such restrictions.

(3) The Investor understands that the Shares, unless sold in compliance with Rule 144 under the Securities Act or pursuant to the registration statement to be filed pursuant to the Registration Rights Agreement, will, if issued in certificated form, bear a legend substantially to the following effect:

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE ISSUER’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (II) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT AND/OR ITS TRANSFER AGENT THAT ANY SUCH EXEMPTION IS AVAILABLE TO THE HOLDER, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE

WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

(4) It:

(a) is able to fend for itself in the transactions contemplated by the Private Placement Memorandum referred to herein;

(b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares;

(c) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and

(d) acknowledges that it is not acquiring the Shares as a result of any “general solicitation” or “general advertising” (within the meaning of Rule 502(c) under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine, on a web site or in or on any similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(5) The Investor has received a copy of the Private Placement Memorandum and acknowledges that (a) it has conducted its own investigation of the Company and the Shares and, in conducting its investigation, it has not relied on the Placement Agent or on any statements or other information provided by the Placement Agent concerning the Company or the terms of this offering, (b) it has had access to the Company’s Exchange Act Filings and such financial and other information as it has deemed necessary to make its decision to purchase the Shares, (c) has been offered the opportunity to ask questions of the Company and received answers thereto, as it has deemed necessary in connection with its decision to purchase the Shares, and (d) it will not hold the Placement Agent responsible for any statements in or omissions from any publicly available information, including the Company’s Exchange Act Filings and the Private Placement Memorandum.

(6) The Investor understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the representations, acknowledgements and agreements contained herein and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Shares is no longer accurate, the Investor shall promptly notify the Company and the Placement Agent. If the Investor is acquiring Shares as a fiduciary or agent for one or more QIB investor accounts, it represents that it has sole investment discretion with respect to each such account, and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

5.2 The Investor acknowledges that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the information contained in the Private Placement Memorandum and make no representation or warranty to the Investor, express or implied, with respect to the Company or the Shares or the accuracy, completeness or adequacy of the Private Placement Memorandum or any publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor.

5.3 The Investor acknowledges that no action has been or will be taken in any jurisdiction by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares (including any filing of a registration statement), in any jurisdiction where action for that purpose is required. Each Investor will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.4 The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a valid, binding, and enforceable obligation of the Investor, except as the enforceability of the Agreement may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, other similar laws relating to or affecting the rights of creditors generally.

5.5 The entry into and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

5.6 The Investor understands that nothing in the Private Placement Memorandum, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Shares.

6. Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

7. Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Saia, Inc.
11465 Johns Creek Parkway, Suite 400
Johns Creek, Georgia 30097
Attention: Chief Financial Officer

with a copy to:

Bryan Cave LLP
One Kansas City Place
1200 Main Street, Suite 3500
Kansas City, Missouri 64105-2100
Attention: Robert Barnes

(b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8. Changes.  Except as contemplated herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided that if such modification or amendment could affect the rights of the Placement Agent under this Agreement, such instrument shall not be effective unless also signed by the Placement Agent.

9. Headings.  The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

10. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Applicable Law; Jurisdiction.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12. Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

13. Third Party Beneficiary.  The Investor acknowledges that the Placement Agent is a third party beneficiary entitled to rely on this Agreement and receive the benefits of the representations, warranties and covenants made by, and the responsibilities of, the Investor under this Agreement.

APPENDIX I TO THE SHARE PURCHASE AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement” ) is made and entered into as of December 22, 2009, by and among Saia, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each a “Investor” and collectively, the “Investors” ).

The Company and the Investors are parties to the Share Purchase Agreement dated December 22, 2009 (the “Purchase Agreement”), which provides for the sale by the Company to the Investors of 2,310,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). As an inducement to the Investors to enter into the Purchase Agreement, the Company has agreed to provide to the Investors the registration rights set forth in this Agreement.

The Company and the Investors hereby agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 6(c).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the premable.

“Company” has the meaning set forth in the preamble and shall also include the Company’s successors.

“Effective Date” means, as to the Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means the 60th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause shall be the earlier of (i) as promptly as practicable based on the reasonable best efforts by the Company and in no event later than the 120th calendar day following the Closing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Event” has the meaning set forth in Section 2(b).

“Event Date” has the meaning set forth in Section 2(b).

“Filing Date” means the 30th calendar day following the Closing Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Losses” has the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

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“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the preamble.

“Registrable Securities” means the Shares and any shares of Common Stock issued with respect to the Shares as a result of any stock split, dividend or other distribution, recapitalization or similar event.

“Registration Actions” has the meaning set forth in Section 2(c).

“Registration Statement” means the registration statement required to be filed in accordance with Section 2(a), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(d).

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

“Suspension Notice” has the meaning set forth in Section 2(c).

“Suspension Period” has the meaning set forth in Section 2(c).

2. Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (or on such other form appropriate for such purpose). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Selling Stockholders” and “Plan of Distribution” sections substantially in the form attached hereto as Annex A. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement

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continuously effective pursuant to Rule 415 at all times until the earlier of (i) the date on which all Registrable Securities covered by the Registration Statement as amended from time to time, have been sold, (ii) the date on which all Registrable Securities covered by the Registration Statement (other than with respect to Registrable Securities owned by Affiliates of the Company) may be sold pursuant to Rule 144 without being subject to any public information or volume limitation or (iii) one (1) year from the date of the Purchase Agreement (the “Effectiveness Period”), in each case plus the number of days equal to the number of days of the Suspension Period during the Effectiveness Period, if any. By 5:00 p.m. (New York City time) on the Trading Day immediately following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b) If: (i) the Registration Statement is not filed on or prior to the Filing Date, (ii) the Registration Statement is not declared effective by the Commission on or prior to the required Effectiveness Date or (iii) after its Effective Date, the Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days during any 12-month period (which need not be consecutive) (other than during a Suspension Period (as defined in Section 2(c) below) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: on the last day of each 30-day period after each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1.0%) of the aggregate purchase price paid by such Holder for Shares pursuant to the Purchase Agreement. The parties agree that (1) in no event will the Company be liable for liquidated damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by such Holder for Shares pursuant to the Purchase Agreement in any 30-day period, and (2) the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be six percent (6%) of the aggregate purchase price paid by such Holder for Shares pursuant to the Purchase Agreement. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of each 30-day period prior to the cure of an Event, and shall cease to accrue (unless earlier cured) upon the expiration of the Effectiveness Period.

(c) Subject to the limitation set forth in the next succeeding paragraph, the Company shall be entitled to delay the Filing Date of the Registration Statement, suspend its obligation to file any amendment to the Registration Statement, furnish any supplement or amendment to a prospectus included in the Registration Statement, make any other filing with the Commission that would be incorporated by reference into the Registration Statement, cause the Registration Statement to be declared or remain effective or take any similar action (collectively, “Registration Actions”) if there is a possible acquisition or business combination or other transaction, business development or event involving the Company and its subsidiary that may require disclosure in the Registration Statement and the Company determines in the exercise of its good faith judgment that such disclosure is not in the best interest of the Company and its stockholders or obtaining any financial statements relating to any such acquisition or business combination required to be included in the Registration Statement would be impracticable or upon any event described in Section 3(c)(v). Upon the occurrence of any of the conditions described in the foregoing sentence, the Company shall give prompt notice (a “Suspension Notice”) thereof to the Holders. Upon the termination of such condition, the Company shall give prompt notice thereof to the Holders and shall promptly proceed with all Registration Actions that were suspended pursuant to this paragraph.

The Company may suspend Registration Actions pursuant to the preceding paragraph for one or more periods (each, a “Suspension Period”) not to exceed 30 days in any single Suspension Period and 90 days in the aggregate during any twelve month period, during which no damages shall be payable pursuant to Section 2(b) as a result thereof. If one or more Suspension Periods exceed 90 days in the aggregate during any twelve month period, then damages shall begin to accrue on the 91st day until such Suspension Period ends. Each Suspension Period shall be deemed to begin on the date the relevant Suspension Notice is given to the Holders and shall end

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on the date on which the Company gives the Holders a notice that the Suspension Period has terminated. Notwithstanding anything to the foregoing, the Company shall at all times use its commercially reasonable efforts to end any Suspension Period at the earliest possible time.

(d) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B, or a substantially similar form (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Holder in the Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(b) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least 10 Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the “Selling Stockholders” and the “Plan of Distribution” sections as proposed to be filed which documents will be subject to the review of such Holder. Investor shall provide any comments in writing within two (2) Trading Days after receipt of a document for review pursuant to the previous sentence. The Company shall not be required to include any Registrable Securities of any Investor in a Registration Statement if required information from such Investor is not furnished to the Company within the two (2) Trading Day time period. The Company shall not file the Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement and the disposition of all Registrable Securities covered by such Registration Statement.

(c) Notify the Holders as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than two (2) Trading Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution”, but not information which the Company believes would constitute material and non-public information); (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; and (D) when in the Company’s reasonable determination a post-effective amendment to the Registration Statement would be appropriate (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for

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such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify, or exempt therefrom such Registrable Securities for offer and sale under the securities or blue sky laws of all jurisdictions within the United States, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(g), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(g), or (iii) file a general consent to service of process in any such jurisdiction.

(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as commercially reasonable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed and use commercially reasonable efforts to maintain such listing.

(k) Use commercially reasonable efforts to make and keep public information available, as that term is understood and defined in Rule 144 under the Securities Act, at all times.

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(l) If, after the execution of this Agreement, the Commission informs the Company that one or more of the Holders may be an underwriter of Registrable Securities, at the request of the Company, such Investor shall reasonably cooperate with the Company in amending the Registration Statement to reflect the fact that such Investor may be an underwriter.

(m) The Company shall use commercially reasonable efforts to maintain compliance with the eligibility requirements of Form S-3 so that such form is continuously available for the registration of the resale of Registrable Securities during the Registration Period.

4. Registration Expenses.  All expenses, other than underwriting discounts and commissions or as otherwise provided in this Agreement, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printer’s and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

5. Indemnification.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or free writing prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of a Suspension Period or an event of the type specified in Section 3(c), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration

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Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of a Suspension Period or an event of the type specified in Section 3(c), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties except to the extent that based upon advice of counsel, a conflict of interest exists between the indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities

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subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

6. Miscellaneous.

(a) No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

(b) Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of either (i) a Suspension Period as described in Section 2(c) or (ii) any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 6(d), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders to which such waiver or consent relates; provided that this provisions of this sentence may not be amended except in accordance with the provisions of the immediately preceding sentence.

(e) Cooperation.  Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(f) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, consents, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier

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service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Saia, Inc.
11465 Johns Creek Parkway, Suite 400 Johns Creek, Georgia 30091 Attn: Chief Financial Officer Facsimile: (770) 232-4066

With a copy to (which shall not constitute notice:	Bryan Cave LLP One Kansas City Place 1200 Main Street, Suite 3500 Kansas City, Missouri Attn: Robert Barnes Facsimile: (816) 855-3368

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h) Successors and Assigns.  The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement, and in accordance with all applicable securities laws.

(i) Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in

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any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any transaction document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

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Annex A

SELLING STOCKHOLDERS

We issued the shares of our common stock that are covered by this prospectus to the selling stockholders pursuant to share purchase agreements entered into between us and each of the selling stockholders on December 22, 2009 (the “Securities Purchase Agreements”) in a transaction exempt from the registration requirements of the Securities Act. We entered into a registration rights agreement with the purchasers in such transaction pursuant to which we agreed to register the resale of the shares of our common stock under the Securities Act.

We are registering the shares of our common stock covered by this prospectus on behalf of the selling stockholders named in the table below in accordance with our obligations under the registration rights agreement. Selling stockholders, including their permitted transferees, pledgees or donees or their successors (all of whom may be selling stockholders), may from time to time offer and sell pursuant to this prospectus any or all of the shares. When we refer to “selling stockholders” in this prospectus, we mean those persons listed in the table below, as well as their permitted transferees, pledgees or donees or their successors.

The following table sets forth certain information as of [          ], 2009 regarding beneficial ownership of our common stock by the selling stockholders. “Beneficial ownership” is a term defined by the SEC in Rule 13d-3 under the Exchange Act and includes shares of common stock over which a selling stockholder has direct or indirect voting or investment control and any shares of common stock that the selling stockholder has a right to acquire beneficial ownership of within 60 days.

The number of shares of common stock in the column “Number of Shares Beneficially Owned Prior to the Offering” is based on beneficial ownership information provided to us by or on behalf of the selling stockholders in a selling stockholder questionnaire.

The number of shares in the column “Number of Shares Registered for Sale Hereby” represents all of the shares that each selling stockholder may offer under this prospectus. These shares are the shares of common stock purchased by the selling stockholders in the transaction discussed above. The selling stockholders may sell some, all or none of their shares. In addition, the selling stockholders may have sold, transferred or otherwise disposed of all or a portion of their shares since the date on which they provided the information regarding their shares in transactions exempt from the registration requirements of the Securities Act.

The number of shares in the column “Number of Shares Beneficially Owned after the Offering” assumes that the selling stockholders will sell all of their shares offered pursuant to this prospectus and that any other shares of common stock beneficially owned by the selling stockholders will continue to be beneficially owned. We do not know when or in what amounts the selling stockholders will offer shares for sale, if at all. The selling stockholders may sell any or all of the shares included in and offered by this prospectus. Because the selling stockholders may offer all or some of the shares pursuant to this offering, we cannot estimate the number of shares that will be held by the selling stockholders after completion of the offering.

Information regarding the selling stockholders may change from time to time. Any such changed information will be set forth in supplements to this prospectus if required.

Except as set forth in the table below, none of the selling stockholders has had a material relationship with us within the past three years.

Maximum Number of
	Number of Shares	Shares to be Sold
Name of Selling	Beneficially	Pursuant to	Number of Shares
Stockholder	Owned Prior to Offering	this Prospectus	Owned After Offering

[Information to be provided by the Investors]

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PLAN OF DISTRIBUTION

We are registering the shares of common stock to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.

The selling stockholders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	sales pursuant to Rule 144;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

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The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against certain civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable under the Securities Act in the hands of persons other than our affiliates.

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Annex B

SAIA, INC.
Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock” ) of Saia, Inc. (the “Company” ) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission” ) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 22, 2009 (the “Registration Rights Agreement” ), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes ☐       No ☐

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Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐       No ☐

(c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐       No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. Please fill in the table below as you would like it to appear in the Registration Statement. Include footnotes where appropriate.

Maximum Number of
	Number of Shares	Shares to be Sold
Name of Selling	Beneficially	Pursuant to	Number of Shares
Stockholder	Owned Prior to Offering	this Prospectus	Owned After Offering

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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Bryan Cave LLP
One Kansas City Place
1200 Main Street, Suite 3500
Kansas City, Missouri 64105-2100
Attn: Robert Barnes
Facsimile: (816) 855-3368

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